UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 6, 2014

PepsiCo, Inc.

(Exact Name of Registrant
as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road
Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of PepsiCo, Inc. (“PepsiCo”) held on May 7, 2014, PepsiCo’s shareholders approved the material terms of the performance goals of the PepsiCo, Inc. Executive Incentive Compensation Plan, as amended and restated effective February 7, 2014 (the “EICP”).  The Compensation Committee and Board of Directors of PepsiCo previously approved the EICP, subject to shareholder approval.  The EICP provides performance-related incentive compensation opportunities to PepsiCo’s executive officers and other participating employees.  Awards under the EICP are designed to provide annual incentives that drive PepsiCo-wide and business unit performance.  The EICP rewards outstanding performance by those individuals whose decisions and actions affect the sustainable growth and profitability of PepsiCo.  The performance criteria set forth in the EICP are intended to align the interests of participating employees with the interests of shareholders.  The EICP preserves the ability of the Compensation Committee of the Board of Directors of PepsiCo to grant cash incentive awards to executive officers that may be deductible in accordance with Section 162(m) of the Internal Revenue Code.

The principal features of the EICP are described in greater detail in Proxy Item No. 4 in PepsiCo’s Proxy Statement for the 2014 annual meeting of shareholders of PepsiCo filed with the Securities and Exchange Commission on March 21, 2014 (the “Proxy Statement”). The descriptions of the EICP contained herein and in the Proxy Statement are qualified in their entirety by reference to Exhibit 10.1 hereto.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

PepsiCo held its Annual Meeting of Shareholders on May 7, 2014. For more information on the following proposals, see PepsiCo’s Proxy Statement, the relevant portions of which are incorporated herein by reference. Below are the final voting results.

(1) The following 13 persons were elected to serve as directors of PepsiCo:

Nominee	For	Against	Abstain	Broker Non-Votes
Shona L. Brown	1,041,966,723	30,401,817	17,316,998	210,261,137
George W. Buckley	1,049,518,394	22,630,763	17,536,381	210,261,137
Ian M. Cook	1,042,471,978	29,710,834	17,502,726	210,261,137
Dina Dublon	1,040,845,632	30,758,118	18,081,788	210,261,137
Rona A. Fairhead	1,056,148,573	16,147,438	17,389,007	210,261,137
Ray L. Hunt	1,015,342,961	56,613,113	17,719,836	210,261,137
Alberto Ibargüen	1,035,167,493	36,022,891	18,495,154	210,261,137
Indra K. Nooyi	1,006,995,171	59,324,361	23,366,006	210,261,137
Sharon Percy Rockefeller	1,020,166,262	52,020,283	17,498,993	210,261,137
James J. Schiro	1,031,328,791	39,876,016	18,480,731	210,261,137
Lloyd G. Trotter	1,033,120,305	38,835,955	17,729,278	210,261,137
Daniel Vasella, MD	1,033,202,747	37,980,347	18,502,444	210,261,137
Alberto Weisser	1,041,728,537	30,244,759	17,712,242	210,261,137

(2) The shareholders ratified the appointment of KPMG LLP as the Independent Registered Public Accounting Firm for PepsiCo for fiscal year 2014:

For	1,283,275,569
Against	11,184,253
Abstain	5,486,853

(3) Advisory vote on PepsiCo’s executive compensation:

For	958,919,968
Against	116,929,578
Abstain	13,835,992
Broker Non-Votes	210,261,137

(4) The shareholders approved the material terms of the performance goals of the PepsiCo, Inc. Executive Incentive Compensation Plan:

For	1,032,757,545
Against	46,788,458
Abstain	10,139,535
Broker Non-Votes	210,261,137

(5) The shareholder proposal regarding a policy pertaining to making political contributions was defeated:

For	37,171,958
Against	1,009,302,884
Abstain	43,210,696
Broker Non-Votes	210,261,137

(6) The shareholder proposal regarding a policy on executive retention of stock was defeated:

For	268,627,857
Against	805,922,530
Abstain	15,135,151
Broker Non-Votes	210,261,137

Item 8.01. Other Events.

On May 6, 2014 the Board of Directors of PepsiCo declared a quarterly dividend of $0.655 per share payable on June 30, 2014 to shareholders of record as of June 6, 2014.

The information in this Item 8.01 contains certain “forward-looking statements” based on currently available information, operating plans and projections about future events and trends. Terminology such as “aim,” “anticipate,” “believe,” “drive,” “estimate,” “expect,” “expressed confidence,” “forecast,” “future,” “goals,” “guidance,” “intend,” “may,” “plan,” “position,” “potential,” “project,” “ seek,” “should,” “strategy,” “target,” “will” or similar statements or variations of such terms are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward- looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements. Such risks and uncertainties include, but are not limited to: changes in demand for PepsiCo’s products, as a result of changes in consumer preferences or otherwise; changes in the legal and regulatory environment; imposition of new taxes, disagreements with tax authorities or additional tax liabilities; PepsiCo’s ability to compete effectively; PepsiCo’s ability to grow its business in developing and emerging markets or unstable political conditions, civil unrest or other developments and risks in the markets where PepsiCo’s products are sold; unfavorable economic conditions in the countries in which PepsiCo operates; increased costs, disruption of supply or shortages of raw materials and other supplies; failure to realize anticipated benefits from PepsiCo’s productivity initiatives or global operating model; disruption of PepsiCo’s supply chain; damage to PepsiCo’s reputation; failure to successfully complete or integrate acquisitions and joint ventures into PepsiCo’s existing operations or to complete or manage divestitures or refranchisings; PepsiCo’s ability to hire or retain key employees or a highly skilled and diverse workforce; trade consolidation or the loss of any key customer; any downgrade or potential downgrade of PepsiCo’s credit ratings; PepsiCo’s ability to protect its information systems against a cybersecurity incident; PepsiCo’s ability to build and sustain proper information technology infrastructure, successfully implement its ongoing business transformation initiative or share services for certain functions effectively; fluctuations or other changes in exchange rates; climate change, or legal, regulatory or market measures to address climate change; failure to successfully negotiate collective bargaining agreements or strikes or work stoppages; any infringement of or challenge to PepsiCo’s intellectual property rights; potential liabilities and costs from litigation or legal proceedings; and other factors that may adversely affect the price of PepsiCo’s common stock and financial performance.

For additional information on these and other factors that could cause PepsiCo’s actual results to materially differ from those set forth herein, please see PepsiCo’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. PepsiCo undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1

PepsiCo, Inc. Executive Incentive Compensation Plan, as amended and restated effective February 7, 2014, which is incorporated herein by reference to Exhibit B to PepsiCo, Inc.’s Proxy Statement for its 2014 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 21, 2014.

24

Power of Attorney executed by Indra K. Nooyi, Hugh F. Johnston, Marie T. Gallagher, Shona L. Brown, George W. Buckley, Ian M. Cook, Dina Dublon, Rona A. Fairhead, Ray L. Hunt, Alberto Ibargüen, Sharon Percy Rockefeller, James J. Schiro, Lloyd G. Trotter, Daniel Vasella and Alberto Weisser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: May 12, 2014	By:	/s/ Cynthia Nastanski
	Name:	Cynthia Nastanski
	Title:	Senior Vice President, Corporate Law and Office of the Corporate Secretary

INDEX TO EXHIBITS

10.1

PepsiCo, Inc. Executive Incentive Compensation Plan, as amended and restated effective February 7, 2014, which is incorporated herein by reference to Exhibit B to PepsiCo, Inc.’s Proxy Statement for its 2014 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 21, 2014.

24

Power of Attorney executed by Indra K. Nooyi, Hugh F. Johnston, Marie T. Gallagher, Shona L. Brown, George W. Buckley, Ian M. Cook, Dina Dublon, Rona A. Fairhead, Ray L. Hunt, Alberto Ibargüen, Sharon Percy Rockefeller, James J. Schiro, Lloyd G. Trotter, Daniel Vasella and Alberto Weisser.